ManpowerGroup Second Quarter Results July 18, 2024 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, trends in labor demand and the future strengthening of such demand, financial outlook, demand for specific skills within key industries, predictions about the impact of AI and digital transformation on labor markets, the outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic and technology initiatives and investments, including transformation programs and data strategies, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com

Excludes the impact of $3.0M of operating losses for the run-off Proservia business in Germany and a non-cash currency translation charge of $0.1M related to hyper-inflationary Argentina. Prior year period excludes the impact of restructuring costs. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $101M, and operating profit margin was 2.2%. As adjusted, operating profit was $104M, and operating profit margin was 2.3%. As Reported As Adjusted Q2 Financial Highlights -7% -3% CC -3% OCC -7% -3% CC -3% OCC Revenue $4.5B -40 bps -40 bps Gross Margin 17.4% -6% -1% CC -14% -9% CC EBITA $109M ($112M as adjusted) 0 bps -20 bps EBITA Margin 2.4% (2.5% as adjusted) -4% 3% CC -17% -12% CC EPS $1.24 ($1.30 as adjusted) (2) (2) Consolidated Financial Highlights ManpowerGroup 2024 Second Quarter Results (1)

EPS Bridge – Q2 vs. Guidance Midpoint ManpowerGroup 2024 Second Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2024 Second Quarter Results

Business Line Revenue Q2 2024[1]



5%
0%
-5%
-10%
-15%
-7%
-2%
-8%
-7%
-10%
-9%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2023 reported %
vs. 2023 organic CC %

- **Manpower posted a modest organic CC revenue rate of decline, a slight improvement from the Q1 trend.**
- **Experis organic CC revenue rate of decline improved from the Q1 trend driven by the U.S. business.**
- **Talent Solutions revenue trend was driven by RPO where the revenue rate of decline was slightly improved from the Q1 trend. MSP reported solid revenue growth representing an improvement from the Q1 trend, and Right Management also reported solid revenue growth due to Outplacement activity.**

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | Second Quarter 2024 Results

July 2024 | 5

Consolidated Gross Margin Change ManpowerGroup 2024 Second Quarter Results

Business line classifications can vary by entity and are subject to change as service requirements change. Shown excluding run-off Proservia Germany. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q2 2024(1) ManpowerGroup 2024 Second Quarter Results

(15.0% CC) (15.5% CC) SG&A Expense Bridge – Q2 YoY (in millions of USD) ManpowerGroup 2024 Second Quarter Results (15.0% CC)

As Reported Q2 Financial Highlights -3% 5% CC Revenue $1.1B 4% 11% CC OUP $45M +30 bps OUP Margin 4.2% Americas Segment (24% of Revenue) ManpowerGroup 2024 Second Quarter Results (1) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Prior year period includes restructuring costs. As adjusted to exclude these costs, OUP Margin change was +20 bps vs the prior year.

Americas – Q2 Revenue Trend YoY ManpowerGroup 2024 Second Quarter Results

As Reported Q2 Financial Highlights -6% -4% CC Revenue $2.1B -10% -9% CC OUP $83M -20 bps OUP Margin 4.0% Southern Europe Segment (46% of Revenue) ManpowerGroup 2024 Second Quarter Results (1) Prior year period includes restructuring costs. As adjusted to exclude these costs, OUP Margin change was -40 bps vs the prior year.

Southern Europe – Q2 Revenue Trend YoY ManpowerGroup 2024 Second Quarter Results

As Reported As Adjusted Q2 Financial Highlights -12% -12% CC -12% -12% CC Revenue $837M NM NM NM NM OUP -$2M ($1M as adjusted) 70 bps 30 bps OUP Margin -0.3% (0.1% as adjusted) Northern Europe Segment (18% of Revenue) ManpowerGroup 2024 Second Quarter Results (1) Current period excludes the impact of $3.0M of operating losses for the run-off Proservia business in Germany. Prior year period variances exclude restructuring costs. Variances are not meaningful. (2) (2) (2) (2)

Northern Europe – Q2 Revenue Trend YoY ManpowerGroup 2024 Second Quarter Results

As Reported Q2 Financial Highlights -10% -2% CC -1% OCC Revenue $541M -2% 8% CC 9% OCC OUP $25M +30 bps OUP Margin 4.6% APME Segment (12% of Revenue) ManpowerGroup 2024 Second Quarter Results

APME – Q2 Revenue Trend YoY ManpowerGroup 2024 Second Quarter Results

Cash Flow Summary ManpowerGroup 2024 Second Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2024 Second Quarter Results

ManpowerGroup 2024 Second Quarter Results Third Quarter 2024 Outlook Revenue Total Down 2-6% (Flat / Down 4% CC) Americas Down 2-6% (Up 1-5% CC) Southern Europe Down 1-5% (Flat / Down 4% CC) Northern Europe Down 5-9% (Down 6-10% CC) APME Down 3-7% (Down 1 / Up 3% CC) (Up 4% / Flat OCC) Gross Profit Margin 17.3 – 17.5% EBITA(1) Margin 2.4 – 2.6% Operating Profit Margin 2.2 – 2.4% Tax Rate 34.0% EPS $1.25 – $1.35 (unfavorable $0.05 currency) Estimates are assuming FX rates of 1.090 for Euro, 1.29 for GBP, 0.0063 for JPY and 0.0011 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment.

Operating environment largely remained unchanged in Europe and North America, while APME and Latin America continued to see solid demand. Gross profit margin reflects solid staffing margin trends while permanent recruitment activity softened during the quarter. Talent Solutions named a Global Leader in Recruitment Process Outsourcing by Everest Group for the 14th year. Ongoing focus on driving demand and management of SG&A in a dynamic environment. Key Take Aways ManpowerGroup 2024 Second Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q2 2024 ManpowerGroup 2024 Second Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 534 - Euro Notes - €400M 3.514% Jun 2027 426 - Revolving Credit Agreement 6.462% May 2027 76 524 Uncommitted lines and Other Various Various 63 286 Total Debt 1,099 810 (3) (1)(2) (4) (2) Debt and Credit Facilities – June 30, 2024 (in millions of USD) ManpowerGroup 2024 Second Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 2.71 to 1 and a fixed charge coverage ratio of 3.14 to 1 as of June 30, 2024. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of June 30, 2024, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of June 30, 2024 was $348.5M and subsidiary facilities accounted for $298.5M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.